Exhibit 99.2

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS OF SOCIETY PASS INCORPORATED. AND SUBSIDIARIES AS OF SEPTEMBER 30, 2021 AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

SOCIETY PASS INCORPORATED

FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

1

SOCIETY PASS INCORPORATED

NINE MONTHS ENDED SEPTEMBER 30, 2021 AND 2020

INDEX

Page
FINANCIAL STATEMENTS
Condensed Consolidated Balance Sheets (Unaudited)	4
Condensed Consolidated Statements of Operations (Unaudited)	5-6
Notes to Condensed Consolidated Financial Statements (Unaudited)	7-10

2

SOCIETY PASS INCORPORATED

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

AS OF SEPTEMBER 30, 2021

AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2021

Pro Forma Condensed Combined Financial Statements

On February 14, 2022, Society Pass Incorporated (the “Company” or “SOPA”) through its majority owned subsidiary, Push Delivery PTE LTD., acquired all of the outstanding capital stock of New Retail Experience, Incorporated, a Philippines company d/b/a Pushkart (“Pushkart” or the “Sellers”) pursuant to a Share Purchase Agreement (the “Agreement”) between SOPA and all the shareholders of Pushkart.

Pushkart, a Company headquartered in the Philippines, operates an online grocery delivery service ,

Pursuant to the terms of the Agreement, the total purchase price paid by SOPA for the Pushkart shares was $1,000,000, that was payable to the Sellers as follows:

1) $200,000 in cash upon the execution of the Agreement; and

2) $800,000 in common stock of the Company, valued at the closing price of the Company’s common stock on February 12, 2022, which was $3.53 per share, which equaled a total of 226,629 shares of Company common stock.

The following unaudited pro forma condensed combined financial statements have been prepared to illustrate the estimated effects of the Acquisition. The accompanying unaudited pro forma condensed combined balance sheet as of September 30, 2021 combines the historical consolidated balance sheets of the Company and Pushkart , giving effect to the Acquisition as if it had been completed on September 30, 2021. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2021 and for the year ended December 31, 2020 combine the historical consolidated income statements of the Company and Pushkart , giving effect to the Acquisition as if it had been completed on January 1, 2020.

These unaudited pro forma condensed combined financial statements are based on, and should be read in conjunction with the accompanying notes as well as the historical audited consolidated financial statements of both the Company and Pushkart as of and for the year ended December 31, 2020, which are incorporated by reference.

The unaudited pro forma condensed combined financial information is provided for illustrative and information purposes only and is not intended to represent or necessarily be indicative of the combined company’s results of operations or financial condition had the Acquisition been completed on the dates indicated, nor do they purport to project our results of operations or financial condition for any future period or as of any future date. The unaudited pro forma condensed combined financial information does not include any expected cost savings or operating synergies, which may be realized subsequent to the combination, or the impact of any non-recurring activity and one-time transaction-related or integration-related items. Moreover, the pro forma adjustments represent best estimates based upon the information available to date and are preliminary and subject to change after more detailed information is obtained.

3

Society Pass Incorporated and New Retail Experience Incorporated.

Unaudited Proforma Combined Balance Sheet

as of September 30, 2021

			Transaction		Pro Forma
	SOPA	Pushkart	Adjustments	Note	Combined
ASSETS
Current assets:
Cash and cash equivalents	$5,722,450	$5,445	$(200,000)	A	$5,527,895
Due from related parties	97,500	—	—		$97,500
Accounts receivable, net	87,803	4,729	—		$92,532
Deposits, prepayment and other receivables	69,623	9,603	—		$79,226
Total current assets	5,977,376	19,777	(200,000)		5,797,153
Non-current assets:
Intangible assets, net	4,800,000	—	—		4,800,000
Property, plant and equipment, net	11,080	204	—		11,284
Right of use assets, net	529,782	—	—		529,782
Customer base intangible asset	—	—	528,583	C
			(39,644)	H	488,939
Goodwill	—	—	586,665	D	586,665
Total non-current assets	5,340,862	204	1,075,604		6,416,670
Total assets	$11,318,238	$19,981	$875,604		$12,213,823
LIABILITIES AND SHAREHOLDERS'
DEFICIT
Current liabilities:
Accounts payables	104,680	2,804	—		107,484
Contract liabilities	35,582	—	—		35,582
Accrued liabilities and other payables	752,640	279	27,500	E/H	780,419
Due to related parties	24,763	—	—		24,763
Operating lease liabilities	167,773	—	—		167,773
Total current liabilities	1,085,438	3,083	27,500		1,116,021
Non-current liabilities
Operating lease liabilities	365,539	—			365,539
Deferred tax liability	—	—	132,146	F	132,146
TOTAL LIABILITIES	1,450,977	3,083	159,646		1,613,706
COMMITMENTS AND CONTINGENCIES
Convertible preferred shares; $0.0001 par value, 5,000,000 shares authorized, 4,916,500 and 4,920,000 shares undesignated as of September 30, 2021 and December 31, 2020, respectively
Series A shares: 10,000 shares designated; 8,000 and 8,000 Series A shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	8,000,000				8,000,000
Series B shares: 10,000 shares designated; 2,548 and 2,548 Series B shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	3,412,503				3,412,503
Series B-1 shares: 15,000 shares designated; 160 and 160 Series B-1 shares issued ad outstanding as of September 30, 2021 and December 31, 2020, respectively	466,720				466,720
Series C shares: 15,000 shares designated; 1,552 and 362 Series C shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively, net of issuance cost	8,353,373				8,353,373
Series C-1 shares: 30,000 shares designated; 13,984 and 2,885 Series C-1 shares issued and outstanding as of September 30, 2021 and December 31,2020, respectively, net of issuance cost and stock subscription receivable	5,057,192				5,057,192
SHAREHOLDERS' Equity
shares designated; 3,500 and 0 Series X shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively
Common shares; $0.0001 par value, 95,000,000 shares authorized; 9,695,480 and 7,413,600 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	970	—	23	B	993
Additional paid-in capital	12,712,290	73,275	783,079	B	13,568,644
Accumulated other comprehensive loss	(19,478)	—			(19,478)
Accumulated deficit	(28,116,309)	(56,377)	(67,144)	H	(28,239,830)
Total shareholders' defict	9,867,261	16,898	715,958	—	10,600,117
TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	11,318,238	$19,981	$875,604		$12,213,823

The accompanying notes are an integral part of these condensed consolidated financial statements.

4

Society Pass Incorporated and New Retail Experience Incorporated.

Unaudited Proforma Combined Statement of Operating Statement

For the nine months ended September 30, 2021

			Transaction		Other
			Accounting		Transaction	Pro Forma
	SOPA	Pushkart	Adjustments		Adjustments	Combined
Revenues	$100,823	$76,495	$—		$—	$177,318
Cost of revenues	(264,293)	(27,866)	—		—	(292,159)
Gross (Loss)/ Profit	(163,470)	48,629	—		—	(114,841)

Operating Expenses:
Sales and marketing expenses	(85,027)	—	—		—	(85,027)
Software development costs	(76,698)	—	—		—	(76,698)
Impairment loss	(200,000)	—	—		—	(200,000)
Amortization of intangible asset	—	—	(39,644	)(G/H)	—	(39,644)
General and administrative expenses	(14,414,362)	(71,771)	(27,500	)(E)	—	(14,513,633)
Total operating expenses	(14,776,087)	(71,771)	67,144		—	(14,915,002)

Loss from operations	(14,939,557)	(23,142)	—		—	(15,029,843)

Other Income (Expense):
Interest income	71	—			—	71
Interest expense	(36,486	—	—		—	(36,486
Loss on settlement of litigation	(550,000)	—	—		—	(550,000)
Other income	6,917	—	—		—	6,917
Total Other Expense	(579,498)	(23,142)	(67,144)		—	(579,498)

Net Loss Before Income Taxes	(15,519,055)	(23,142)	(67,144)		—	(15,609,341)

Income taxes	(9,943)	—	—		—	(9,943)

Net Loss	(15,528,998)	(23,142)	(67,144)		—	(15,619,284)

Other comprehensive loss:
Foreign currency translation income	35,758	—	—		—	35,758
COMPREHENSIVE LOSS	$(15,493,240)	(23,142)	(67,144)		—	$(15,583,526)

Net Loss per Common Share:
Basic	$(2)					$(2)
Diluted	$(2)					$(2)

Weighted Average Common Shares Outstanding:
Basic and Diluted	7,551,842		226,629	(B)	—	7,778,471

The accompanying notes are an integral part of these condensed consolidated financial statements.

5

Society Pass Incorporated and New Retail Experience Incorporated.

Unaudited Proforma Combined Statement of Operating Statement

For the Year Ended December 31, 2021

			Transaction		Other
			Accounting		Transaction	Pro Forma
	SOPA	Pushkart	Adjustments		Adjustments	Combined
Revenues	$519,885	$76,495	$—		$—	$596,380
Cost of revenues	(710,683)	(27,866)	—		—	(738,549)
Gross (Loss)/ Profit	(190,798)	48,629	—		—	(142,169)

Operating Expenses:
Sales and marketing expenses	(327,195)	—	—		—	(327,195)
Software development costs	(95,809)	—	—		—	(95,809)
Impairment loss	(200,000)	—	—		—	(200,000)
Amortization of intangible asset	—		(52,858	)(I)	—	(52,858)
General and administrative expenses	(33,398,401)	(71,771)	(27,500	)(C/E)	—	(33,497,672)
Total operating expenses	(34,021,405)	(71,771)	(80,358)		—	(34,173,534)

Loss from operations	(34,212,203)	(23,142)	(80,358)		—	(34,315,703)

Other Income (Expense):
Gain from early lease termination	2,454	—	—		—	2,454
Interest income	116	—	—		—	116
Interest expense	(41,514)	—	—		—	(41,514)
Loss on settlement of litigation	(550,000)	—	—		—	(550,000)
Warrant modification expense	(58,363)	—	—		—	(58,363)
Other income	5,906	—	—		—	5,906
Total Other Expense	(641,401)	(23,142)	(80,358)		—	(641,401)

Net Loss Before Income Taxes	(34,853,604)	(23,142)	(80,358)		—	(34,957,104)

Income taxes	(11,136)	—	—		—	(11,136)

Net Loss	(34,864,740)	(23,142)	(80,358)		—	(34,968,240)

NET LOSS ATTRIBUTABLE TO NON-CONTROLLING INTEREST	(99,595)				—	(99,595)

NET LOSS ATTRIBUTABLE TO SOCIETY PASS INCORPORATED	(34,765,145)				—	(34,868,645)

Other comprehensive loss:
Net loss	(34,864,740)	—	—		—	(34,968,240)
Foreign currency translation loss	(2,293)	—	—		—	(2,293)
COMPREHENSIVE LOSS	$(34,867,033)	$(23,142)	$(80,358)		$—	$(34,970,533)

Net loss attributable to non-controlling interest	(99,595)					(99,595)
Foreign currency translation adjustment attributable to non-controlling interest	(3,189)					(3,189)
Comprehensive loss attributable to Society Pass Incorporated	(34,764,249)					(34,867,749)

Net Loss per Common Share:
Basic	$(3.68)					$(3.61)
Diluted	$(3.68)					$(3.61)

Weighted Average Common Shares Outstanding:
Basic and Diluted	9,443,741		226,629	(B)	—	9,670,370

The accompanying notes are an integral part of these condensed consolidated financial statements.

6

Society Pass Incorporated and Pushkart

Notes to the unaudited pro forma combined financial information

Note 1 — Description of the Acquisition

On February 14, 2022, Society Pass Incorporated (the “Company” or “SOPA”) through its majority owned subsidiary, Push Delivery PTE LTD., acquired all of the outstanding capital stock of New Retail Experience, Incorporated, a Philippines company d/b/a Pushkart (“Pushkart” or the “Sellers”) pursuant to a Share Purchase Agreement (the “Agreement”) between SOPA and all the shareholders of Pushkart.

Pushkart, a Company headquartered in the Philippines, operates an online grocery delivery service ,

Pursuant to the terms of the Agreement, the total purchase price paid by SOPA for the Pushkart shares was $1,000,000, that was payable to the Sellers as follows:

1) $200,000 in cash upon the execution of the Agreement; and

2) $800,000 in common stock of the Company, valued at the closing price of the Company’s common stock on February 12, 2022, which was $3.53 per share, which equaled a total of 226,629 shares of Company common stock.

Note 2 — Basis of Presentation

The following unaudited pro forma condensed combined financial information of the combined company is presented to illustrate the proposed effects of the Acquisition. The unaudited pro forma condensed combined financial information has been prepared in accordance with Article 11 of Regulation S-X, as amended by Securities and Exchange Commission (“SEC”) Final Rule Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses.” Release No. 33-10786 replaced the existing pro forma adjustment criteria with simplified requirements to depict the accounting for the transaction (“Transaction Accounting Adjustments”) and present the reasonably estimable synergies and other transaction effects that have occurred or are reasonably expected to occur (“Management’s Adjustments”). The combined company has elected not to present Management’s Adjustments and will only be presenting Transaction Accounting Adjustments in the unaudited pro forma condensed combined financial information.

The Pushkart financial statements disclosed on Exhibit 99.1 are derived from financial statements that were originally presented in Philippine Pesos. For purposes of presentation in the accompanying pro forma information, the Pushkart financial information has been translated to US dollars using the then current rate of 0.01954 Philippine pesos to the US dollar.

The unaudited pro forma condensed combined financial information and explanatory notes have been prepared to illustrate the effects of the Acquisition involving the Company and Pushkart under the acquisition method of accounting in accordance with Accounting Standards Codification (ASC) 805, Business Combinations, with Company treated as the accounting acquirer. Under the acquisition method of accounting, the identifiable assets acquired, and liabilities assumed of Pushkart are recognized and measured as of the acquisition date at fair value, defined in ASC 820, Fair Value Measurement, and added to those of te Company which are based on its respective historical financial information.

7

ASC 820 defines the term “fair value” and sets forth the valuation requirements for any asset or liability measured at fair value, expands related disclosure requirements and specifies a hierarchy of valuation techniques based on the nature of the inputs used to develop the fair value measures. Fair value is defined as “the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.” This is an exit price concept for the valuation of the asset or liability. In addition, market participants are assumed to be buyers and sellers unrelated to the Company in the principal (or the most advantageous) market for the asset or liability. Fair value measurements for an asset assume the highest and best use by these market participants. As a result of these standards, the Company may be required to record assets which are not intended to be used or sold and/or to value assets at fair value measures that do not reflect the intended use of those assets. Many of these fair value measurements can be highly subjective and it is also possible that others, applying reasonable judgment to the same facts and circumstances, could develop and support a range of alternative estimated amounts.

Management has made significant estimates and assumptions in its determination of the Transaction Accounting Adjustments. As the unaudited pro forma condensed combined financial information has been prepared based on these preliminary estimates, the final amounts recorded might differ materially from the information presented.

Upon consummation of the Acquisition, a final determination of the fair value of Pushkart’s assets acquired and liabilities assumed will be performed. Any changes in the fair values of the net assets or total consideration as compared with the information shown in the unaudited pro forma condensed combined financial information may change the amount of the total purchase consideration allocated to goodwill and other assets and liabilities and may impact the Company’s statement of operations following the consummation of the Acquisition. The final consideration allocation may be materially different than the preliminary allocation presented in the unaudited pro forma condensed combined financial information.

The unaudited pro forma condensed combined financial information is provided for illustrative and information purposes only and is not intended to represent or necessarily be indicative of the combined company’s results of operations or financial condition had the Acquisition been completed on the dates indicated, nor do they purport to project Company’s results of operations or financial condition for any future period or as of any future date. The unaudited pro forma condensed combined financial information does not include any expected cost savings or operating synergies, which may be realized subsequent to the combination or the impact of any non-recurring activity and one-time transaction-related or integration-related items. Moreover, the pro forma adjustments represent best estimates based upon the information available to date and are preliminary and subject to change after more detailed information is obtained.

Note 3 — Accounting Policies and Reclassification Adjustments

The Company has not identified all adjustments necessary to conform Pushkart’s accounting policies to te Company’s accounting policies. Upon consummation of the Acquisition, or as more information becomes available, the Company will perform a more detailed review of Pushkart’s accounting policies. Upon consummation of the Acquisition, the Company will perform a comprehensive review of its accounting policies. The Company may, as a result, identify additional differences between the accounting policies of the two companies which, when conformed, could have a material impact on the combined consolidated financial statements.

Under the acquisition method of accounting, the identifiable assets acquired, and liabilities assumed of Pushkart are recognized and measured as of the acquisition date at fair value and added to those of the Company . The determination of fair value used in the pro forma adjustments are presented herein.

8

Note 4 — Acquisition Consideration

The accompanying unaudited pro forma condensed combined financial statements reflect a purchase price of approximately $ 1,000,000 (the “Acquisition Consideration”) comprised of the following:

Purchase Price:	Fair Value
Stock (226,629 Shares of SOPA common stock )	$800,000
Cash	200,000
Total Purchase Price	$1.000,000

Note 5 — Purchase Price Allocation

SOPA has performed a preliminary allocation of the Acquisition Consideration to the identifiable assets acquired and liabilities assumed of Pushkart . Using the total Acquisition Consideration for the Acquisition, the Company has valued the allocations to such assets and liabilities. The purchase price allocation is based on financial information of Pushkart as of the closing date which represents the best information available to management at the time of this filing.

The following table summarizes the allocation of the estimated preliminary Acquisition Consideration:

Fair Value
Assets acquired
Cash	$5,445
Accounts receivable	4,729
Property and equipment, net	204
Other assets	9,603
Total assets acquired	19,981

Liabilities assumed
Accounts payable	(2,804)
Customer advances	—
Other liabilities	(279)
Total liabilities assumed	(3,083)
Net tangible liabilities	$16,898

Intangible Assets Acquired
Intellectual Property	—
Customer Base	528,583
Goodwill (1)	454,519
Total Intangible Assets Acquired	$983,102
Purchase price allocated	$1,000,000

(1) Goodwill represents the excess of Acquisition Consideration over the fair value of the underlying net assets acquired. In accordance with ASC 350, Goodwill and Other Intangible Assets, goodwill will not be amortized but rather subject to annual impairment test, absent any indicators of impairment. Goodwill recorded in the Acquisitions is not expected to be deductible for tax purposes. SOPA management is still in the process of valuing any identifiable intangible assets, to which the valuation may impact the final goodwill amount.

This purchase price allocation has been used to prepare the Transaction Accounting Adjustments in the condensed combined pro forma balance sheet and statements of operations and is described in more detail in the explanatory notes in Note 6 — Pro Forma Adjustments.

9

Note 6 — Pro Forma Adjustments

The following is a description of the unaudited pro forma adjustments reflected in the unaudited pro forma condensed combined financial statements:

Adjustments to the Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2021

(A)	Adjustment to record the cash portion of the purchase price	$(200,000)

(B)	Record the common stock portion of the purchase price
	Par value of 226,629 common shares at $0.0001 per share	23
	Accumulated paid-capital portion of common shares
	Total fair value of common stock compensation	$800,000
	Par value of 226,629 common shares at $0.0001 per share	(23)
	Eliminate Pushkart accumulated paid in capital	(73,275)
	Eliminate Pushkart retained deficit	56,377
	Net adjustment to accumulated paid-in capital	$783,079

(C)	Record customer base intangible asset	$528,583

(D)	Record goodwill on the transaction
	Goodwill amount	$454,519
	Deferred taxes on the customer base intangible asset	132,146
	Total goodwill recorded	$586,665

(E)	Accrue transaction expenses
	Transaction expense	$27,500
	Accrued expenses	$(27,500)

(F)	Record deferred taxes on the intangible asset with a zero tax basis
	Customer base intangible asset	$528,583
	Tax at an estimated combined rate of 25.0%	25.0%
	Required deferred tax liability	$132,146

(G)	Record 9-months of amortization on the customer base intangible asset
	Amortization of intangible asset	$36,944
	Accumulated amortization of intangible asset	$(39,644)

(H)	Record the effect of the amortization of the customer base intangible asset and the expensing of the transaction fees on the retained deficit as of September 30, 2021
	Amortization of customer base intangible asset	$(36,944)
	Expensing of transactions fees	(27,500)
	Net effect on retained deficit	$(64,444)

10